

PARK CITY GROUP

Sell More - Stock Less - See Everything

Investor Presentation

September 2022

ReposiTrak

repositrak.com

Forward-Looking Statement

Park City Group | NASDAQ:PCYG

Statements in this presentation that relate to Park City Group's future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Those factors could include changes in economic conditions that may change demand for the Company's products and services and other factors discussed in the "forward-looking information" section and the "risk factor" section of the management's discussion and analysis included in the Company's report on Form 10-K and 10-Q or current reports on Form 8-K filed with the Securities and Exchange Commission. This presentation is comprised of interrelated information that must be interpreted in the context of all of the information provided and care should be exercised not to consider portions of this presentation out of context. Park City Group uses paid services of investor relations organizations to promote the Company to the investment community. Investments in any company should be considered speculative and prior to acquisition, should be thoroughly researched. Park City Group does not intend to update these forward-looking statements prior to announcement of quarterly or annual results.



Investment Highlights

Park City Group, owns the first fully-integrated, end-to-end supply chain management platform that helps retailers and wholesalers SOURCE, VET and TRANSACT with suppliers to accelerate sales, reduce risk and improve efficiencies.

- **28** consecutive quarters of **GAAP profitability** (since quarter ended 12/31/15)
- **Highly visible recurring revenue model** with **exceedingly low churn**
- Highly leverageable cost structure with **industry-leading productivity, growing earnings power, strong PEG growth and free cash generation**
- **Strong balance sheet** with $21.5m in cash at June 30, 2022, creating peace of mind for customers
- **Company is returning capital to shareholders:** repurchased 983,275 shares for a total of $6.1 million during the year; Board announced a quarterly cash dividend of $0.015 per share
- **Superior technology platform** with **>340k connections** with tens of 000's distinct customers
- Recognized leader in the largest industry in the world, with a **$2b+ total addressable market**
- **Exclusively endorsed by major industry trade associations** (NGA, FMI, GMDC, ROFDA and SQF)

A Massive $2B+ U.S. Addressable Market

Park City Group, owns the first fully-integrated, end-to-end supply chain management platform that helps retailers and wholesalers SOURCE, VET and TRANSACT with suppliers to accelerate sales, reduce risk and improve efficiencies.

Market Trends

Three highly disruptive MEGA-TRENDS are driving demand for our solutions

Increased Risk of Liability

- Federal regulation assigns food safety to retailers
- Increasingly complex supply chain
- Exposure to new civil and criminal liabilities
- Non-compliance puts brand equity at risk

Rising Competitive Threats

- Disintermediation by new online channels
- Amazon / Whole Foods B2B sourcing capabilities
- Share shift to new formats and new entrants
- Need for increase efficiencies to maintain ROIC

Escalating Consumer Demands

- Increasingly complex supply chain
- Regulation assigns food safety to retailers
- Exposure to new civil and criminal liabilities
- Non-compliance puts brand equity at risk



ReposiTrak

Our Software Platform

ReposiTrak is a single integrated (SaaS) end to end solution that addresses - Compliance, Visibility, and Consumer Demands

Industry Challenges	Our Solution	Results
Regulation - Reduce Liability & Enhance Compliance	Compliance	✓ "Mandated Use" model enables connection with potentially every supplier in the U.S. Food and Consumer Products supply chain
Sell More, Stock Less and Increase Fulfillment to Compete with Online	Supply Chain	✓ Lowers inventory while increasing sales, leverages our network by increasing the revenue per connection
Enhance Supplier Sourcing to Address Consumer Demands	MarketPlace	✓ Provides retailers and wholesalers with efficient, cost-effective means to FIND, CONNECT and TRANSACT with vendors to improve product assortment at lowest cost

The ONLY solution that addresses ALL the challenges and connects ALL aspects of a retailer's supply chain



ReposiTrak

Who Do We Serve?

Our customers are a blue-chip portfolio of many of the largest retailers and the products in everyone's pantry and refrigerator.

15+ years

Walmart, Winn-Dixie, Target, Meijer, Wegmans, MillerCoors, Flowers, Nestlé, Dean

10-15 years

Kroger, Ahold, TESCO, Prairie Farms, HOMELAND, Pentel, Pepperidge Farm

5-10 years

CVS, Coborn's, Lunds & Byerlys, Borden, Sherwin-Williams, Strack & Van Til, Keebler

0-5 years

Albertsons Companies, Save Mart Companies, Costco Wholesale, Foster Grant, Delhaize America, Bristol Farms, Price Chopper, AG, Hy-Vee

Three Solution Suites | One SaaS Platform

Our three "Application Suites" are integrated on one technology platform with massive scalability

- Discover and vet new suppliers
- Deepens scope of engagement


Sourcing:
MarketPlace
Transacting:
Supply Chain
Vetting:
Compliance & Risk Management

- Retailer / supplier data exchange
- B2B solution to sell more, stock less, see everything
- Addons: Out-of-stock module

- Reduces regulatory risk
- Mandated use model
- Drives the scale of the network
- Industry-endorsed
- Future addon: Traceability module

Compliance

ReposiTrak Compliance Management automates the compliance management process.

- 48 million people in the U.S. get sick from foodborne diseases leading to 128,000 hospital visits and 3,000 deaths each year – ***CDC, September 2018.***
- The Food Safety Modernization Act (FSMA) mandates retailers and their suppliers be able to trace their products back to the floor or farm
- Wholesalers, grocery and convenience stores must be compliant or face criminal and civil penalties


Supplier's Supplier
Tier 3
Supplier
Tier 2
Wholesaler / Distributor
ReposiTrak Compliance
Retail HUB
Tier 1
ReposiTrak Compliance
ReposiTrak Compliance
ReposiTrak Compliance

ReposiTrak Compliance

Ensure suppliers meet approved supplier program requirements	Reduce financial, brand and regulatory risk	HUB mandated as condition of doing business	Subscription / Recurring Revenue pricing model	Industry-endorsed

Supply Chain

ReposiTrak Supply Chain Mgmt. enables retailers to sell more, stock less and see everything via Scan-based Trading (SBT)

- SBT provides data analytics at the store level and offers a platform to enable "consignment selling" and direct store delivery
- Allows retailers to free up working capital by reconciling invoices with suppliers at the moment an item is purchased at the register
- Ability to track inventories, reduce out of stocks and allow for direct store delivery from suppliers to promote localization

Supplier
Tier 2



ReposiTrak Supply Chain
Direct Store Delivery and analytics

Retail HUB
Tier 1



ReposiTrak Supply Chain

- B2B solution to sell more, stock less, see everything
- Scan-Based-Trading (consignment selling) – stocking without committing operating capital
- Reduce out-of-stocks
- Monthly Subscription / Recurring Revenue pricing model
  Direct Store Delivery
- Direct Store Delivery

Track and Trace: The ReposiTrak Traceability Network

The Food Safety Modernization Act (FSMA) will impose additional burdens on food retailers and food service companies this November.

The National Grocers Association has signed a multiyear agreement with Park City Group, making ReposiTrak the NGA's official traceability and compliance partner.

NGA NATIONAL GROCERS ASSOCIATION

Food traceability is already a part of ReposiTrak's proven supply chain and compliance platform.



Supplier
Outbound Supplier Record
Inbound Record Creation
Wholesaler / Distributor
Outbound Record Creation
Inbound Record Creation
Retailer / Restaurant

ReposiTrak Traceability Network

Suppliers, wholesalers, Retailers, and Restaurants and their trading partners will need to maintain records of every movement of several fresh product categories from the point of origin to the point of sale to the consumer. ReposiTrak is uniquely positioned to **create the new** records required at inbound/outbound for the Wholesaler and inbound for the Retailer / Restaurant.

MarketPlace

Online **subscription** platform to FIND, CONNECT and TRANSACT with vendors to improve product assortment, costs and compliance.

- Amazon's acquisition of Whole Foods has posed an existential threat for brick and mortar retailers who lack sophisticated technology
- Consumers are demanding more product diversification and localization from retailers which is challenging their supply chain
- Traditional processes and practices for retail distribution don't provide fulfillment necessary for emergency stocking and new products

SEARCH + SAMPLE

Search by product & vendor attribute

Find hot new products

Request samples right in the app

VET

Full compliance management included

Control risk while growing your supplier base

ON-BOARD

Complete supplier portal

Automatically add new suppliers to existing systems

ORDER

Place orders from HQ or stores

Expand regional & local supplier base

For Retailers and Wholesalers

- Find and vet suppliers for compliance and retail readiness
- Turnkey sourcing programs for events & promotions
- Find hot new products
- Seamlessly onboard suppliers
- Replace your order desk, process orders in MarketPlace

For Suppliers

- Find new customers
- Promote your products
- We upload your products for you
- Get orders and grow
- Largest user network in the industry

Three Solutions: One Platform: Scaled & Proven


340,000+
Supplier / Retailer connections across all Applications
Item/store perpetual inventories maintained
Millions
20M
Transactions processed daily
100,000+
Invoices generated daily – data of record
90,000+
Supplier/Retailer Compliance connections
9M
Store/SKU forecasts and orders per day

Scaling the Network

Supplier's Supplier	Supplier Tier 2	Wholesaler / Distributor	Retail HUB Tier 1



- 10's of thousand supplier's supplier candidates to farm
- Targeting suppliers who are existing PCYG customers with HUB connections to bring their component suppliers into compliance
- Simplified pricing model with $299 per month subscription revenue model





- HUB mandated model
  - Compliance is a condition of doing business
  - HUB is billed and deducts from supplier
- 27,000 current ReposiTrak Supplier Customers
- PCYG charges a setup fee and a monthly subscription
- Extremely low levels of churn



- 17 ReposiTrak HUB customers with 50,000+ retail locations
- Between 1,500-7,000 suppliers per HUB
- Each Supplier has on average, 70-150 component suppliers.
- Each Component Supplier has, on average, an additional 25-50 suppliers.

Summing Up Our Business Model

Our strategy results in recurring revenue, rising operating margins and cash.

Recurring Revenue

5-year CAGR of 8%

- 99.9% recurring subscription revenue (as of 6/30/22) model with long-term contracts
- Growth drivers:
  - Expanding scale of our network of relationships
  - Increasing scope of customer engagement
- Low customer churn with 95%+ retention rate
- **Targeting 10-20% recurring revenue growth**

Expense Control and Productivity

FY 2022 Operating Margin 25%

- Largely fixed cost business across all applications
- Mandated use model translates to low customer acquisition costs
- Annual cash costs under $12 million
- Modest investments required for growth
- Internally built tools replace expensive third-party solutions
- Revenue per employee roughly double industry average

Net Income, EPS and Cash Flow

Positive Free Cash Flow[1]

- FY22 net margin of 22% vs. 12% (excluding PPP loan)
- FY22 EPS of $0.18
- Share repurchase causing EPS to grow faster than Net Income to Common
- $6.1M FY22 cash provided by operations

[1] *Positive FCF for past six fiscal years*

Traceability: A *massive* new industry challenge

FDA's **FSMA Section 204** creates a major opportunity for Park City Group

Soft Cheeses	Shell Eggs	Nut butter	Cucumbers
Herbs (fresh)	Leafy greens (including fresh-cut)	Melons	Peppers
Sprouts	Tomatoes	Tropical tree fruits	Fresh-cut Fruits and Vegetables
Finfish	Crustaceans	Mollusks (bivalves)	Ready-to-eat deli salads

At the core of this proposal is a requirement for those who manufacture, process, pack or hold foods on the **Food Traceability List (FTL)** to establish and maintain records containing **Key Data Elements (KDEs)** associated with different **Critical Tracking Events (CTEs).** While the proposed requirements would only apply to those foods on the FTL, they were designed to be suitable for all FDA-regulated food products. FDA would encourage the voluntary adoption of these practices industry-wide.

THE WALL STREET JOURNAL.

By Suman Bhattacharyya
Feb. 1, 2022 9:30 am ET

"The rule, which the FDA expects to complete in November, would require the food industry to maintain records associated with critical tracking events on the supply chain for certain products, according to Frank Yiannas, deputy commissioner for food policy and response at the FDA. Those events include growing, receiving, transforming, creating and shipping food products, according to the proposed rule…."

https://www.wsj.com/articles/fda-official-says-new-rule-could-boost-blockchain-based-food-tracking-11643711402

Traceability: ReposiTrak is the Solution

Through Supply Chain solutions already in use (Scan-based Trading), ReposiTrak already provides track and trace, affordably, and at scale

Minimal cost to retailer and supplier

Platform already exists and uses existing data.

Easy to adopt, use and verify

Works for companies with any level of technical sophistication supporting speedy adoption.

Meet or exceed FDA regulations

ReposiTrak enables traceability for not just FDA's Food Traceability List foods, but any product in the supply chain.

ReposiTrak breaks through the data choke points that STOP traceability



GROWER
ON-FARM COOLER
ON-FARM PACKER
PRODUCE PROCESSOR
DISTRIBUTOR
RETAILER
STOP
STOP
STOP
Grower KDEs*
Shipping KDEs*
Receiving KDEs*
Shipping KDEs*
Receiving KDEs*
Shipping KDEs*
1st Receiver KDEs*
Receiving KDEs*
Transformation KDEs*
Shipping KDEs*
Receiving KDEs*
Shipping KDEs*
Receiving KDEs*

ReposiTrak

Financial Summary

For the fiscal years ended June 30

Revenue growth and operating leverage drive increasing profitability

Revenue
USD in millions



Recurring
One-Time
$18.9
$22.0
$21.2
$20.0
$21.0
$18.0
$7.9
$10.2
$7.8
$4.3
$3.5
9% - 5 year CAGR Recurring Revenue
$11.1
$11.8
$13.4
$15.7
$17.5
$17.9
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022

GAAP Net Income
USD in millions



$3.8
$3.4
$3.9
$1.6
$4.1
$4.0
FY2017
FY2018
FY2019
FY20220
FY2021
FY2022

ReposiTrak

Quarterly Comparison

Three Months Ended	June 30, 2022	June 30, 2021	% Change
Net revenue	$4.6M	$4.6M	--
Recurring revenue	$4.6M	$4.3M	7%
Total Operating Expenses	$3.4M	$3.4M	--
Operating Income	$1.1M	$1.2M	(4%)
GAAP Net Income	$1.1M	$1.2M	(6%)
Net Income to Common Shareholders	$1.0M	$1.0M	--
EPS	$0.05	$0.05	--

Cash Flow Supports Buyback

SG&A reductions, operating leverage drive increasing cash balances and fund share repurchases


$ in millions
Cash
$14.1
$14.9
$18.6
$20.3
$24.0
$21.5
$0.5
$2.2
$1.3
$0.9
$9.2
$11.3
$10.7
$10.7
$10.2
$9.6
2017
2018
2019
2020
2021
2022
SG&A
Buyback
Cash

ReposiTrak

Solid Balance Sheet | Self-Funding Business Model

Strong operating cash flow is driving a growing cash balance and supports self-funding of capital expenditures and returns to shareholders

Summary Balance Sheet and Cash Flow

	As of	
	6/30/2022	6/30/2021
Cash	$21,460,948	$24,070,322
Line of Credit	$2,590,907	$6,000,000
Preferred Stock (Series B and Series B-1)	$8,377,770	$8,377,770
Cash Provided by Operations (TTM)	$6,101,617	$5,401,815





Investment Highlights

Park City Group, owns the first fully-integrated, end-to-end supply chain management platform that helps retailers and wholesalers SOURCE, VET and TRANSACT with suppliers to accelerate sales, reduce risk and improve efficiencies.

- **28** consecutive quarters of **GAAP profitability** (since quarter ended 12/31/15)
- **Highly visible recurring revenue model** with **exceedingly low churn**
- Highly leverageable cost structure with **industry-leading productivity, growing earnings power, strong PEG growth and free cash generation**
- **Strong balance sheet** with $21.5m in cash at June 30, 2022, creating peace of mind for customers
- **Company is returning capital to shareholders:** repurchased 983,275 shares for a total of $6.1 million during the year; Board announced a quarterly cash dividend of $0.015 per share
- **Superior technology platform** with **>340k connections** with tens of 000's distinct customers
- Recognized leader in the largest industry in the world, with a **$2b+ total addressable market**
- **Exclusively endorsed by major industry trade associations** (NGA, FMI, GMDC, ROFDA and SQF)

ReposiTrak

Executive Leadership Team



Randy Fields
Chairman & CEO

Co-founder Mrs. Fields Cookies, Co-founder Captiva Software



John Merrill
CFO

Former CFO 360 Touch Advertising, Former CFO Track Group, Inc. (OTCQX: TRCK), Former CFO Park City Group 2006-2010.



Ed Clissold
General Counsel

Previously served as General Counsel for Mrs. Fields' Cookies and was also in private practice



Peter Larkin
Director

Principal of Larkin Public Affairs a leader in the food service industry for more than 40 years and former CEO of the National Grocers Association



Ronald Hodge
Director

Former CEO of Delhaize America and former CEO of Hannaford Bros. Co.



Robert Allen
Director

Former CEO of Southern Belle Dairy and EVP of Borden, Inc.

Nasdaq: PCYG

www.parkcitygroup.com

INVESTMENT DATA
(NASDAQ: PCYG)
Headquarters: Murray, UT

Recent Stock Price: (09/29/2022):	**$5.60**
52-week range:	**$4.06 - $10.68**
Diluted Shares Outstanding:	**19.38M**
Market Capitalization:	**$109M**
Insider Ownership:	**~41%**

For more information:

Investor Relations
435-645-2216
investor-relations@parkcitygroup.com

Thank You

Appendix

Case Study: Compliance Beyond Food Safety

ReposiTrak enables a top five grocery chain to manage a major sustainability initiative across its private label brands

Retailer Challenge

A large international grocery chain was looking to differentiate and grow its private label brands by highlighting their "sustainable" characteristics.

Our Solution

Compliance Management | Sustainability Requirements

- We developed a specialized campaign which added "sustainability" traits to the compliance characteristics it required from its private label suppliers.
- With the "sustainability" traits defined, we drove this characteristics deeper into the customers' private label brands.
- With our solution in place, this retailer benchmarked "sustainability" in its private label and used it as a metric to compensate its managers.

Results

- As a result of our efforts, this customer was better able to manage the characteristics of its private label brands driving these higher margin products to a greater percentage of overall sales

Case Study: Capital Efficiencies with Supply Chain

Top-tier grocer achieves over $130 Million in working capital benefits through adoption of scan-based trading

Retailer Challenge

A high-end, top-tier regional grocer in the competitive northeast corridor was seeking to free up working capital for store investment.

Our Solution

Supply Chain | Scan-based Trading, Analytics, Store-level Replenishment

- We implemented *Scan-based-Trading* (SBT) across a number of its direct- store-delivery (DSD) vendors, significantly reducing its inventory investment.
- Further improvements in working capital came from an overlay of additional *Supply Chain* applications, including *Scoretracker* (analytics), *Store Level Replenishment* for better order forecasting.

Results

- Through the implementation of our *Supply Chain* applications, the customer was able to free up over $130 million in working capital, while generating higher sales from better aligned inventory and replenishment management

Exclusively Endorsed in the Industry

FMI

"ReposiTrak augments our food and drug safety efforts…with a **proven, comprehensive and easy-to-implement solution** that **doesn't require systems changes** and is extremely cost effective."

ROFDA

"We see the ReposiTrak system becoming an **industry standard** for the retail supply chain, helping all trading partners **meet the new federal food safety requirements**, reducing unsalable products and keeping the end consumer healthy."

SQF

"We were looking for a technology partner to help us **raise the bar** not only with our data management and reporting, but also with upgrades to all of our user interfaces. It made perfect sense to partner with ReposiTrak because of their **experience in the industry** and technical capabilities."

GMDC

"ReposiTrak is a **pioneering innovator** in delivering robust retail management software solutions for our rapidly changing industry. This technology will equip our members with a toolbox for success in a constantly evolving marketplace. We are thrilled to partner with ReposiTrak as we continue to advance and expand our ecosystem."